UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2005

ALLSTATE LIFE INSURANCE COMPANY

(Exact name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

3100 Sanders Road Northbrook, Illinois		60062
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.     Entry into a Material Definitive Agreement

Investment Management Agreement

On July 8, 2005, ALIC Reinsurance Company (“ALIC Re”) and Allstate Investments, LLC (“LLC”), signed an Investment Management Agreement with an effective date of July 1, 2005 (“Agreement”).

ALIC Re is a direct wholly owned subsidiary of the registrant, Allstate Life Insurance Company (“ALIC”).  ALIC is a direct wholly owned subsidiary of Allstate Insurance Company, a direct wholly owned subsidiary of The Allstate Corporation (“Allcorp”).  LLC is a direct wholly owned subsidiary of Allstate Non-Insurance Holdings, Inc., a direct wholly owned subsidiary of Allcorp.

The Agreement provides that LLC will serve as the investment manager for ALIC Re’s assets that are being held in a reinsurance trust with The Bank of New York, as trustee, for the benefit of ALIC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

		By:	/s/ Mary J. McGinn
			Name:	Mary J. McGinn
			Title:	Vice President and Assistant Secretary

Dated:	July 12, 2005